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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549




                                    FORM 8-K



                                 CURRENT REPORT
     Pursuant to Section 13 or 15(b) of the Securities Exchange Act of 1934




        Date of Report (Date of earliest event reported): April 23, 2003



                               FINISHMASTER, INC.
             (Exact name of registrant as specified in its charter)



                                     INDIANA
                 (State of other jurisdiction of incorporation)



                 0-23222                                   38-2252096
        (Commission File Number)               (IRS Employer Identification No.)

      54 Monument Circle, Suite 800                          46204
          Indianapolis, Indiana                            (Zip Code)
(Address of principal executive offices)



Registrant's telephone number, including area code:  (317) 237-3678

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ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

         On April 23, 2003, FinishMaster, Inc., an Indiana corporation (the "Company") issued a press release announcing its earnings for the fiscal quarter ended March 31, 2003, which press release is filed as an exhibit to this Current Report on Form 8-K.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      Exhibits

                  Exhibit 99 - Press Release dated April 23, 2003.


                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        By: /s/ Robert R. Millard
                                        Robert R. Millard, Senior Vice President
                                        and Chief Financial Officer

Dated: April 28, 2003



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